Rule 497(k)

File No. 333-210186

First Trust Exchange-Traded Fund VIII

(the “Trust”)

First Trust TCW Emerging Markets Debt ETF

(the “Fund”)

Supplement To the Fund’s Prospectus, Summary Prospectus
and Statement of Additional Information

November 1, 2022

Notwithstanding anything to the contrary in the Fund’s prospectus, summary prospectus or statement of additional information, effective November 1, 2022, as approved by the Trust’s Board of Trustees, the management fee paid to First Trust Advisors L.P. (the “Advisor”) will be reduced at certain levels of Fund net assets (“breakpoints”) and calculated pursuant to the schedule below, subject to the exception described herein:

Management Fee	Breakpoints
0.95000%	Fund net assets up to and including $2.5 billion
0.92625%	Fund net assets greater than $2.5 billion up to and including $5 billion
0.90250%	Fund net assets greater than $5 billion up to and including $7.5 billion
0.87875%	Fund net assets greater than $7.5 billion up to and including $10 billion
0.85500%	Fund net assets greater than $10 billion

Pursuant to a contractual agreement, the Advisor has agreed to temporarily waive a portion of its management fees to respond to the current low interest rate environment as described in the Fund’s prospectus. Please note that during any period in which such interest rate-based fee waiver is in effect, the Fund will not be eligible for any breakpoint discounts described above.

During any period in which the Advisor’s management fee is reduced in accordance with the breakpoints described above, the investment sub-advisory fee (which is based on the Advisor’s management fee) paid to TCW Investment Management Company LLC, the Fund’s investment sub-advisor, will be reduced to reflect the reduction in the Advisor’s management fee.

Please Keep this Supplement with your Fund Prospectus, Summary Prospectus and Statement of Additional Information for Future Reference